(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


Merrill Lynch
Global Value Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL VALUE FUND, INC.


Important Tax Information
(unaudited)


During the year ended December 31, 2001, Merrill Lynch Global Value Fund, Inc. paid a long-term capital gains distribution of $.345803 per share to shareholders of record on July 10, 2001.

Please retain this information for your records.



Merrill Lynch Global Value Fund, Inc., December 31, 2001


DEAR SHAREHOLDER


Fiscal Year in Review
Merrill Lynch Global Value Fund, Inc. slightly underperformed its unmanaged benchmark MSCI World Index for the six months ended December 31, 2001. The Fund's Class A, Class B, Class C and Class D Shares had total returns of -7.85%, -8.32%, -8.24% and -7.95%, respectively, while the Index returned -7.02%. For the year ended December 31, 2001, the Fund outperformed as the Fund's Class A, Class B, Class C and Class D Shares had total returns of -13.74%, -14.60%, -14.53% and -13.92%, respectively, compared to the Index's total return of -16.82%. World stock markets (as measured by the MSCI Europe, Australasia and Far East Index) did not do as well as the United States (as measured by the Standard & Poor's (S&P) 500 Index). However, both of these Indexes lost value with the S&P 500 Index losing 11.87% for the year.

Overall, many world stock markets performed poorly during the year with markets declining gradually most of the year. They declined sharply in September, and then rebounded sharply from late September through year end. The largest rebounds (aside from small and mid cap value stocks) were in growth stocks and technology stocks. An area that did not rebound much was the Japanese stock market. Foreign markets in general rebounded less robustly than did the United States.

Smaller stocks did better this past year, particularly smaller value stocks. Had we focused on these smaller stocks (such as small caps below $2 billion or mid caps from $2 billion to $5 billion), we would have had a higher likelihood of better performance. However, our portfolio has always been much more oriented toward large cap stocks (over $10 billion), and this focus did not serve us well this year.


Portfolio Matters
Ideally, one would like to find companies that for some reason are undervalued relative to what their forecast future economic performance might imply. The benefit of finding these companies is magnified if their future economic performance turns out to be much better than what investors had thought. We believe that stocks such as The AES Corporation, Lattice Semiconductor Corporation, El Paso Corporation, ACE Limited, SPX Corporation, ALLTEL Corporation and Kinder Morgan Management, LLC are stocks that have sufficiently good business fundamentals to generate very good stock price performance.

Recently, the investment world has called into question the viability of The AES Corporation's business model. The company has relied on external sources of funds to finance its growth, and much of this growth has been in developing countries, especially in Latin America. Credit and liquidity concerns along with economic troubles in Latin America have served to all come together to lead people to doubt the value of this business. We acknowledge that financing is in question and business prospects are diminished, but it seems to us the business is viable, there is not a liquidity problem, the management is trustworthy, and the employees are good. We continue to hold the stock. Similarly, we remain constructive on the long-term growth in programmable logic devices (Lattice Semiconductor's business); however, the overall demand for semiconductors encountered a steep drop in 2001.


Economy and Investment Prospects
It is beginning to look as though the US economy is in the process of recovering, and our preliminary take is that those forecasters with higher GDP growth estimates may be right. This is a very different outcome than we would have guessed. Our often repeated worries about widespread corporate layoffs, the effect this would have on consumer spending, and the high levels of consumer debt (and concomitant low savings rates) seem largely not to be an issue. We are not certain why these problems have receded from the front burner, and whether they will shortly reappear, but it looks as though the markets are climbing this "wall of worry".

The recovery could be a sign that stock markets will provide rewarding returns, but it seems to us that the overall stock market is too richly valued to enable it to give us much more than mid-to-high single digit nominal returns. As we have emphasized previously, we firmly believe that long-term stock market returns should reflect the growth in value of companies and tend to be in the neighborhood of, on average 6% - 7% above inflation per year. The 1990s were much better than this. We believe the 1990s were an anomaly, and reasonable expectations remain 6% - 7% above inflation.

It also seems reasonable that there are many more pockets of undiscovered value outside the United States, and we hope to focus more attention there, especially outside the mega and large cap stocks. Of course, Japan's economy is full of problems, and Europe seems to lack much growth but recovery follows economic weakness and stocks that are worth more than they are selling for generally appreciate. Therefore, although we believe that the United States should only provide returns that are in line with their historical average, we hope our stock selections--as we focus more overseas and outside of large caps--will enable us to add value and return much more than the overall world index.

Over the course of the ensuing months, we plan to look toward decreasing the size of the Fund's largest individual stock positions so that the portfolio will be less concentrated. We will continue to invest in the same manner we always have. We strive to assess the value of each company and if the company's price is sufficiently low in relation to its value, we buy it.


In Conclusion
We thank you for your continued support of Merrill Lynch Global
Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



February 19, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



Merrill Lynch Global Value Fund, Inc., December 31, 2001


PORTFOLIO INFORMATION (unaudited)


As of December 31, 2001


                                        Country of      Percent of
Ten Largest Equity Holdings               Origin        Net Assets

Lattice Semiconductor
  Corporation                          United States       10.1%
El Paso Corporation                    United States        6.7
Allied Irish Banks PLC                 Ireland              6.0
Nestle SA (Registered Shares)          Switzerland          5.6
Johnson & Johnson                      United States        4.1
Danske Bank                            Denmark              4.0
The AES Corporation                    United States        3.8
ChevronTexaco Corporation              United States        3.8
ACE Limited                            United States        3.5
SPX Corporation                        United States        3.4


                                         Percent of
Five Largest Industries                  Net Assets

Banks                                       12.7%
Semiconductor Equipment & Products          10.1
Gas Utilities                               10.0
Oil & Gas                                    9.7
Food Products                                8.3



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                   6-Month         12-Month     Since Inception
As of December 31, 2001                          Total Return    Total Return     Total Return
ML Global Value Fund, Inc. Class A Shares*          -7.85%          -13.74%        +53.95%
ML Global Value Fund, Inc. Class B Shares*          -8.32           -14.60         +46.09
ML Global Value Fund, Inc. Class C Shares*          -8.24           -14.53         +46.13
ML Global Value Fund, Inc. Class D Shares*          -7.95           -13.92         +52.00
MSCI World Index**                                  -7.02           -16.82         +27.76

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 11/01/96.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United
States. Since inception total return is from 11/30/96.


Merrill Lynch Global Value Fund, Inc., December 31, 2001


PERFORMANCE DATA (CONCLUDED)


Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:


ML Global Value Fund, Inc++
Class A Shares*

Date                              Value

11/1/1996**                     $ 9,475.00
December 1996                   $ 9,647.00
December 1997                   $11,963.00
December 1998                   $15,205.00
December 1999                   $16,792.00
December 2000                   $16,908.00
December 2001                   $14,585.00


ML Global Value Fund, Inc++
Class B Shares*

Date                              Value

11/1/1996**                     $10,000.00
December 1996                   $10,166.00
December 1997                   $12,484.00
December 1998                   $15,700.00
December 1999                   $17,159.00
December 2000                   $17,109.00
December 2001                   $14,512.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996                      $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,692.00
December 2000                   $15,360.00
December 2001                   $12,776.00



A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:


ML Global Value Fund, Inc++
Class C Shares*

Date                              Value

11/1/1996**                     $10,000.00
December 1996                   $10,166.00
December 1997                   $12,484.00
December 1998                   $15,696.00
December 1999                   $17,154.00
December 2000                   $17,097.00
December 2001                   $14,613.00


ML Global Value Fund, Inc++
Class D Shares*

Date                              Value

11/1/1996**                     $ 9,475.00
December 1996                   $ 9,644.00
December 1997                   $11,931.00
December 1998                   $15,119.00
December 1999                   $16,666.00
December 2000                   $16,731.00
December 2001                   $14,402.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996                      $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,692.00
December 2000                   $15,360.00
December 2001                   $12,776.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in each of the graphs is from 11/30/96.

Past performance is not indicative of future results.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/01                   -13.74%        -18.27%
Five Years Ended 12/31/01                 + 8.62         + 7.45
Inception (11/01/96) through 12/31/01     + 8.71         + 7.58

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                   -14.60%        -17.91%
Five Years Ended 12/31/01                 + 7.52         + 7.23
Inception (11/01/96) through 12/31/01     + 7.62         + 7.47

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                   -14.53%        -15.36%
Five Years Ended 12/31/01                 + 7.53         + 7.53
Inception (11/01/96) through 12/31/01     + 7.62         + 7.62

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/01                   -13.92%        -18.44%
Five Years Ended 12/31/01                 + 8.35         + 7.19
Inception (11/01/96) through 12/31/01     + 8.44         + 7.32

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                     (In US dollars)


NORTH                              Shares                                                                        Percent of
AMERICA        Industries           Held              Investments                        Cost            Value   Net Assets
Canada         Oil & Gas          1,419,800  Suncor Energy, Inc.                   $   42,513,795   $   46,606,227     3.1%

                                             Total Investments in Canada               42,513,795       46,606,227      3.1


United         Diversified          316,300  ++Affiliated Managers Group, Inc.         19,125,972       22,292,824      1.5
States         Financials           850,060  J.P. Morgan Chase & Co.                   33,919,097       30,899,681      2.0
                                    279,500  ++Prudential Financial, Inc.               7,686,250        9,276,605      0.6
                                                                                   --------------   --------------    -----
                                                                                       60,731,319       62,469,110      4.1

               Diversified          793,000  ALLTEL Corporation                        43,246,862       48,951,890      3.2
               Telecommunication
               Services

               Electric           3,560,757  ++The AES Corporation                     57,749,427       58,218,377      3.8
               Utilities

               Food & Drug          988,320  ++Safeway Inc.                            35,347,257       41,262,360      2.7
               Retailing

               Gas                2,300,600  El Paso Corporation                      123,577,743      102,629,766      6.7
               Utilities          1,336,876  ++Kinder Morgan Management, LLC           45,703,058       50,667,600      3.3
                                                                                   --------------   --------------    -----
                                                                                      169,280,801      153,297,366     10.0

               Insurance          1,313,300  ACE Limited                               46,070,465       52,728,995      3.5

               Machinery            375,270  ++SPX Corporation                         32,261,881       51,374,464      3.4

               Media              1,148,140  ++Comcast Corporation (Class A)           41,944,973       41,333,040      2.7


Merrill Lynch Global Value Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

NORTH
AMERICA                            Shares                                                                        Percent of
(concluded)    Industries           Held              Investments                        Cost          Value     Net Assets
United         Oil & Gas            750,550  Anadarko Petroleum Corporation        $   45,049,090   $   42,668,768     2.8%
States                              640,202  ChevronTexaco Corporation                 50,151,833       57,368,501      3.8
(concluded)                                                                        --------------   --------------    -----
                                                                                       95,200,923      100,037,269      6.6

               Pharmaceuticals    1,040,000  Johnson & Johnson                         47,089,883       61,464,000      4.1
                                    552,740  Merck & Co., Inc.                         37,585,910       32,501,112      2.1
                                                                                   --------------   --------------    -----
                                                                                       84,675,793       93,965,112      6.2

               Semiconductor      7,510,538  ++Lattice Semiconductor
               Equipment &                   Corporation (a)                           93,683,168      154,416,661     10.1
               Products

                                             Total Investments in the
                                             United States                            760,192,869      858,054,644     56.3


                                             Total Investments in North America       802,706,664      904,660,871     59.4


PACIFIC
BASIN

Australia      Real Estate        3,421,567  Lend Lease Corporation Limited            32,059,621       22,857,077      1.5

                                             Total Investments in Australia            32,059,621       22,857,077      1.5


Japan          Auto Components    1,020,000  Toyoda Automatic Loom Works, Ltd.         18,576,026       14,864,947      1.0

               Electrical         1,106,000  Fuji Electric Co., Ltd.                    3,869,554        2,346,009      0.2
               Equipment          1,925,000  The Furukawa Electric Co., Ltd.           11,530,431       10,222,799      0.6
                                                                                   --------------   --------------    -----
                                                                                       15,399,985       12,568,808      0.8

               Electronic           145,000  Murata Manufacturing Co., Ltd.             3,972,502        8,696,017      0.6
               Equipment &
               Instruments

               Household          2,560,000  Matsushita Electric Industrial
               Durables                      Company, Ltd.                             57,928,267       32,874,103      2.2

               Insurance          3,355,000  Aioi Insurance Company, Limited           13,412,140        5,503,777      0.4
                                  4,691,360  Mitsui Marine and Fire
                                             Insurance Company, Ltd.                   29,695,622       22,014,242      1.4
                                    765,000  The Nichido Fire & Marine
                                             Insurance Co., Ltd.                        3,989,297        3,688,997      0.2
                                  2,073,000  The Tokio Marine & Fire
                                             Insurance Co. Ltd.                        26,275,154       15,152,861      1.0
                                                                                   --------------   --------------    -----
                                                                                       73,372,213       46,359,877      3.0

               Multiline Retail     167,000  Ito-Yokado Co., Ltd.                      13,473,110        7,543,415      0.5

               Office             1,290,000  Canon, Inc.                               29,219,125       44,391,119      2.9
               Electronics

                                             Total Investments in Japan               211,941,228      167,298,286     11.0


                                             Total Investments in the
                                             Pacific Basin                            244,000,849      190,155,363     12.5


WESTERN
EUROPE

Belgium        Banks              2,745,500  Dexia                                     45,075,671       39,602,410      2.6

                                             Total Investments in Belgium              45,075,671       39,602,410      2.6


Denmark        Banks              3,831,000  Danske Bank                               50,247,221       61,476,576      4.0

                                             Total Investments in Denmark              50,247,221       61,476,576      4.0


Greece         Diversified        1,695,730  Hellenic Telecommunications
                                             Organization SA (OTE)                     36,105,731       27,630,767      1.8
               Telecommunication  1,982,880  Hellenic Telecommunications
                                             Organization SA Services (OTE)(ADR)*      22,589,698       15,109,546      1.0

                                             Total Investments in Greece               58,695,429       42,740,313      2.8


Ireland        Banks              7,926,600  Allied Irish Banks PLC                    68,419,929       91,751,980      6.0
                                     28,500  Allied Irish Banks PLC (ADR)*                482,133          658,350      0.1

                                             Total Investments in Ireland              68,902,062       92,410,330      6.1


Switzerland    Food Products        400,000  Nestle SA (Registered Shares)             42,635,898       85,285,792      5.6

                                             Total Investments in Switzerland          42,635,898       85,285,792      5.6


United         Food Products      6,529,794  Cadbury Schweppes PLC                     28,709,829       41,625,164      2.7
Kingdom
               Road & Rail        2,149,565  Railtrack Group PLC                       39,333,957               31      0.0

                                             Total Investments in the
                                             United Kingdom                            68,043,786       41,625,195      2.7


                                             Total Investments in Western Europe      333,600,067      363,140,616     23.8



SHORT-TERM                         Face
SECURITIES                        Amount                  Issue

               Commercial      $ 49,148,000  General Motors Acceptance Corp.,
               Paper**                       1.98% due 1/02/2002                       49,145,297       49,145,297      3.2

                                             Total Investments in Short-Term
                                             Securities                                49,145,297       49,145,297      3.2


               Total Investments                                                   $1,429,452,877    1,507,102,147     98.9
                                                                                   ==============
               Unrealized Appreciation on Forward Foreign Exchange Contracts***                         21,787,655      1.4

               Liabilities in Excess of Other Assets                                                   (5,525,243)    (0.3)
                                                                                                    --------------   ------
               Net Assets                                                                           $1,523,364,559   100.0%
                                                                                                    ==============   ======

++Non-income producing security.
*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
***Forward foreign exchange contracts as of December 31, 2001 were as follows:

Foreign                     Settlement           Unrealized
Currency Sold                  Date             Appreciation

YEN  23,918,000,000         March 2002          $21,787,655

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$204,800,192)                  $21,787,655
                                                ===========


(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                Net Share         Net        Dividend
Industry        Affiliate       Activity         Cost         Income

Semiconductor   Lattice         (388,500)     $(5,691,352)      ++
  Equipment &   Semiconductor
  Products      Corporation

++Non-income producing security.

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 2001


STATEMENT OF ASSETS AND LIABILITIES


                As of December 31, 2001
Assets:         Investments, at value (including securities loaned of $193,180,578)
                (identified cost--$1,429,452,877)                                                            $1,507,102,147
                Investments held as collateral for loaned securities, at value                                  200,590,589
                Unrealized appreciation on forward foreign exchange contracts                                    21,787,655
                Cash                                                                                                 11,350
                Receivables:
                   Dividends                                                                $    3,508,451
                   Capital shares sold                                                             633,669
                   Loaned securities                                                                54,402        4,196,522
                                                                                            --------------
                Prepaid registration fees and other assets                                                          132,313
                                                                                                             --------------
                Total assets                                                                                  1,733,820,576
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                       200,590,589
                Payables:
                   Capital shares redeemed                                                       7,156,558
                   Distributor                                                                     999,184
                   Investment adviser                                                              975,230        9,130,972
                                                                                            --------------
                Accrued expenses and other liabilities                                                              734,456
                                                                                                             --------------
                Total liabilities                                                                               210,456,017
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $1,523,364,559
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $    1,082,564
                Class B Shares of Common Stock, $.10 par value, 300,000,000
                shares authorized                                                                                 8,480,809
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,895,715
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 2,783,930
                Paid-in capital in excess of par                                                              1,528,639,799
                Accumulated investment loss--net                                           $  (14,390,881)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                   (104,516,013)
                Unrealized appreciation on investments and foreign currency
                transactions--net                                                               99,388,636
                                                                                            --------------
                Total accumulated losses--net                                                                  (19,518,258)
                                                                                                             --------------
                Net assets                                                                                   $1,523,364,559
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $117,723,576 and 10,825,644
Value:                   shares outstanding                                                                  $        10.87
                                                                                                             ==============
                Class B--Based on net assets of $902,441,131 and 84,808,093
                         shares outstanding                                                                  $        10.64
                                                                                                             ==============
                Class C--Based on net assets of $201,620,925 and 18,957,149
                         shares outstanding                                                                  $        10.64
                                                                                                             ==============
                Class D--Based on net assets of $301,578,927 and 27,839,295
                         shares outstanding                                                                  $        10.83
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended December 31, 2001
Investment      Dividends (net of $1,367,646 foreign withholding tax)                                        $   26,163,048
Income:         Interest                                                                                          1,721,292
                Securities lending--net                                                                             350,103
                                                                                                             --------------
                Total income                                                                                     28,234,443
                                                                                                             --------------

Expenses:       Investment advisory fees                                                      $ 14,485,782
                Account maintenance and distribution fees--Class B                              11,686,436
                Account maintenance and distribution fees--Class C                               2,407,367
                Transfer agent fees--Class B                                                     1,608,485
                Account maintenance fees--Class D                                                  875,030
                Accounting services                                                                585,528
                Custodian fees                                                                     515,990
                Transfer agent fees--Class D                                                       407,138
                Transfer agent fees--Class C                                                       341,192
                Transfer agent fees--Class A                                                       199,591
                Professional fees                                                                  131,293
                Printing and shareholder reports                                                    97,462
                Registration fees                                                                   77,641
                Directors' fees and expenses                                                        49,788
                Pricing fees                                                                        34,419
                Other                                                                               62,885
                                                                                            --------------
                Total expenses                                                                                   33,566,027
                                                                                                             --------------
                Investment loss--net                                                                            (5,331,584)
                                                                                                             --------------

Realized &      Realized gain (loss) from:
Unrealized         Investments--net                                                           (85,499,572)
Gain (Loss) on     Foreign currency transactions--net                                           36,423,738     (49,075,834)
Investments &                                                                               --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                          (264,223,492)
Transactions       Foreign currency transactions--net                                            3,594,289    (260,629,203)
--Net:                                                                                      --------------   --------------
                Net Decrease in Net Assets Resulting from Operations                                         $(315,036,621)
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      December 31,
                Increase (Decrease) in Net Assets:                                                2001               2000
Operations:     Investment loss--net                                                       $   (5,331,584)  $   (9,611,507)
                Realized gain (loss) on investments and foreign currency
                transactions--net                                                             (49,075,834)      214,730,175
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                       (260,629,203)    (211,980,243)
                                                                                           ---------------  ---------------
                Net decrease in net assets resulting from operations                         (315,036,621)      (6,861,575)
                                                                                           ---------------  ---------------

Dividends &     In excess of investment income--net:
Distributions      Class A                                                                              --      (5,581,770)
to                 Class B                                                                              --     (18,256,106)
Shareholders:      Class C                                                                              --      (3,647,682)
                   Class D                                                                              --      (9,021,418)
                Realized gain on investments--net:
                   Class A                                                                     (5,066,079)     (19,867,327)
                   Class B                                                                    (34,369,533)    (148,803,095)
                   Class C                                                                     (7,088,169)     (28,529,916)
                   Class D                                                                     (9,606,054)     (39,277,657)
                                                                                           ---------------  ---------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                                 (56,129,835)    (272,984,971)
                                                                                           ---------------  ---------------

Capital Share   Net decrease in net assets derived from capital share transactions           (416,139,782)    (166,407,613)
Transactions:                                                                              ---------------  ---------------

Net Assets:     Total decrease in net assets                                                 (787,306,238)    (446,254,159)
                Beginning of year                                                            2,310,670,797    2,756,924,956
                                                                                           ---------------  ---------------
                End of year*                                                               $ 1,523,364,559  $ 2,310,670,797
                                                                                           ===============  ===============

                *Accumulated (distributions in excess of) investment income--net           $  (14,390,881)  $  (45,482,914)
                                                                                           ===============  ===============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                                 Class A
The following per share data and ratios
have been derived from information                                                               For the
provided in the financial statements.                                                           Year Ended
                                                                                               December 31,
Increase (Decrease) in Net Asset Value:                                      2001         2000         1999          1998
Per Share       Net asset value, beginning of period                      $    12.98   $    14.72   $    13.67   $    12.01
Operating                                                                 ----------   ----------   ----------   ----------
Performance:    Investment income--net++++                                       .06          .06          .07          .18
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.82)          .02         1.32         3.00
                                                                          ----------   ----------   ----------   ----------
                Total from investment operations                              (1.76)          .08         1.39         3.18
                                                                          ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                                         --           --        (.04)        (.14)
                   In excess of investment income--net                            --        (.40)           --        (.20)
                   Realized gain on investments--net                           (.35)       (1.42)        (.30)       (1.18)
                                                                          ----------   ----------   ----------   ----------
                Total dividends and distributions                              (.35)       (1.82)        (.34)       (1.52)
                                                                          ----------   ----------   ----------   ----------
                Net asset value, end of period                            $    10.87   $    12.98   $    14.72   $    13.67
                                                                          ==========   ==========   ==========   ==========

Total           Based on net asset value per share                          (13.74%)         .69%       10.44%       27.10%
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                                        .95%         .91%         .91%         .90%
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                                          .51%         .42%         .51%        1.32%
                                                                          ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                  $  117,724   $  194,765   $  195,511   $  202,980
Data:                                                                     ==========   ==========   ==========   ==========
                Portfolio turnover                                            37.06%       52.81%       70.93%       44.94%
                                                                          ==========   ==========   ==========   ==========


                                                                                                            Class A

The following per share data and ratios                                                             For the         For the
have been derived from information                                                                   Period           Year
provided in the financial statements.                                                             Nov. 1, 1997       Ended
                                                                                                  to Dec. 31,       Oct. 31,
Increase (Decrease) in Net Asset Value:                                                               1997           1997++
Per Share       Net asset value, beginning of period                                              $    11.83     $    10.00
Operating                                                                                         ----------     ----------
Performance:    Investment income--net++++                                                               .01            .17
                Realized and unrealized gain (loss) on investments and foreign
                currency transactions--net                                                               .72           1.71
                                                                                                  ----------     ----------
                Total from investment operations                                                         .73           1.88
                                                                                                  ----------     ----------
                Less dividends and distributions:
                   Investment income--net                                                              (.11)          (.05)
                   In excess of investment income--net                                                    --             --
                   Realized gain on investments--net                                                   (.44)             --
                                                                                                  ----------     ----------
                Total dividends and distributions                                                      (.55)          (.05)
                                                                                                  ----------     ----------
                Net asset value, end of period                                                    $    12.01     $    11.83
                                                                                                  ==========     ==========

Total           Based on net asset value per share                                                  6.19%+++         18.91%
Investment                                                                                        ==========     ==========
Return:**

Ratios to       Expenses                                                                               .96%*           .97%
Average                                                                                           ==========     ==========
Net Assets:     Investment income--net                                                                 .54%*          1.88%
                                                                                                  ==========     ==========

Supplemental    Net assets, end of period (in thousands)                                          $   63,075     $   53,776
Data:                                                                                             ==========     ==========
                Portfolio turnover                                                                    24.49%         77.65%
                                                                                                  ==========     ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 2001


FINANCIAL HIGHLIGHTS (concluded)

                                                                                                 Class B
The following per share data and ratios
have been derived from information                                                               For the
provided in the financial statements.                                                           Year Ended
                                                                                               December 31,
Increase (Decrease) in Net Asset Value:                                      2001         2000         1999          1998
Per Share       Net asset value, beginning of period                      $    12.84   $    14.50   $    13.61   $    11.97
Operating                                                                 ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++++                              (.06)        (.08)        (.07)          .06
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.79)          .02         1.30         2.96
                                                                          ----------   ----------   ----------   ----------
                Total from investment operations                              (1.85)        (.06)         1.23         3.02
                                                                          ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                                         --           --        (.04)        (.08)
                   In excess of investment income--net                            --        (.18)           --        (.12)
                   Realized gain on investments--net                           (.35)       (1.42)        (.30)       (1.18)
                                                                          ----------   ----------   ----------   ----------
                Total dividends and distributions                              (.35)       (1.60)        (.34)       (1.38)
                                                                          ----------   ----------   ----------   ----------
                Net asset value, end of period                            $    10.64   $    12.84   $    14.50   $    13.61
                                                                          ==========   ==========   ==========   ==========

Total           Based on net asset value per share                          (14.60%)       (.29%)        9.29%       25.76%
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                                       1.97%        1.92%        1.93%        1.92%
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                                 (.50%)       (.59%)       (.51%)         .44%
                                                                          ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                  $  902,441   $1,437,628   $1,818,746   $1,988,580
Data:                                                                     ==========   ==========   ==========   ==========
                Portfolio turnover                                            37.06%       52.81%       70.93%       44.94%
                                                                          ==========   ==========   ==========   ==========


                                                                                                            Class B

The following per share data and ratios                                                             For the         For the
have been derived from information                                                                   Period           Year
provided in the financial statements.                                                             Nov. 1, 1997       Ended
                                                                                                  to Dec. 31,       Oct. 31,
Increase (Decrease) in Net Asset Value:                                                               1997           1997++
Per Share           Net asset value, beginning of period                                          $    11.72     $    10.00
Operating                                                                                         ----------     ----------
Performance:        Investment income (loss)--net++++                                                  (.01)            .09
                    Realized and unrealized gain (loss) on investments and foreign
                    currency transactions--net.02                                                        .73           1.67
                                                                                                  ----------     ----------
                    Total from investment operations                                                     .72           1.76
                                                                                                  ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                                                           (.03)          (.04)
                      In excess of investment income--net                                                 --             --
                      Realized gain on investments--net                                                (.44)             --
                                                                                                  ----------     ----------
                    Total dividends and distributions                                                  (.47)          (.04)
                                                                                                  ----------     ----------
                    Net asset value, end of period                                                $    11.97     $    11.72
                                                                                                  ==========     ==========

Total               Based on net asset value per share                                              6.14%+++         17.62%
Investment                                                                                        ==========     ==========
Return:**

Ratios to           Expenses                                                                          1.98%*          1.99%
Average                                                                                           ==========     ==========
Net Assets:         Investment income (loss)--net                                                    (.49%)*           .84%
                                                                                                  ==========     ==========

Supplemental        Net assets, end of period (in thousands)                                      $1,251,956     $1,179,125
Data:                                                                                             ==========     ==========
                    Portfolio turnover                                                                24.49%         77.65%
                                                                                                  ==========     ==========



                                                                                                 Class C
The following per share data and ratios
have been derived from information                                                               For the
provided in the financial statements.                                                           Year Ended
                                                                                               December 31,
Increase (Decrease) in Net Asset Value:                                      2001         2000         1999          1998
Per Share       Net asset value, beginning of period                      $    12.83   $    14.50   $    13.61   $    11.97
Operating                                                                 ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++++                              (.06)        (.08)        (.07)          .06
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.78)          .01         1.30         2.96
                                                                          ----------   ----------   ----------   ----------
                Total from investment operations                              (1.84)        (.07)         1.23         3.02
                                                                          ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                                         --           --        (.04)        (.08)
                   In excess of investment income--net                            --        (.18)           --        (.12)
                   Realized gain on investments--net                           (.35)       (1.42)        (.30)       (1.18)
                                                                          ----------   ----------   ----------   ----------
                Total dividends and distributions                              (.35)       (1.60)        (.34)       (1.38)
                                                                          ----------   ----------   ----------   ----------
                Net asset value, end of period                            $    10.64   $    12.83   $    14.50   $    13.61
                                                                          ==========   ==========   ==========   ==========

Total           Based on net asset value per share                          (14.53%)       (.33%)        9.29%       25.73%
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                                       1.97%        1.93%        1.94%        1.92%
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                                 (.52%)       (.59%)       (.52%)         .43%
                                                                          ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                  $  201,621   $  280,018   $  324,169   $  363,134
Data:                                                                     ==========   ==========   ==========   ==========
                Portfolio turnover                                            37.06%       52.81%       70.93%       44.94%
                                                                          ==========   ==========   ==========   ==========


                                                                                                            Class C

The following per share data and ratios                                                             For the         For the
have been derived from information                                                                   Period           Year
provided in the financial statements.                                                             Nov. 1, 1997       Ended
                                                                                                  to Dec. 31,       Oct. 31,
Increase (Decrease) in Net Asset Value:                                                               1997           1997++
Per Share       Net asset value, beginning of period                                              $    11.72     $    10.00
Operating                                                                                         ----------     ----------
Performance:    Investment income (loss)--net++++                                                      (.01)            .09
                Realized and unrealized gain (loss) on investments and foreign
                currency transactions--net                                                               .73           1.67
                                                                                                  ----------     ----------
                Total from investment operations                                                         .72           1.76
                                                                                                  ----------     ----------
                Less dividends and distributions:
                   Investment income--net                                                              (.03)          (.04)
                   In excess of investment income--net                                                    --             --
                   Realized gain on investments--net                                                   (.44)             --
                                                                                                  ----------     ----------
                Total dividends and distributions                                                      (.47)          (.04)
                                                                                                  ----------     ----------
                Net asset value, end of period                                                    $    11.97     $    11.72
                                                                                                  ==========     ==========

Total           Based on net asset value per share                                                  6.14%+++         17.62%
Investment                                                                                        ==========     ==========
Return:**

Ratios to       Expenses                                                                              1.98%*          1.99%
Average                                                                                           ==========     ==========
Net Assets:     Investment income (loss)--net                                                        (.49%)*           .83%
                                                                                                  ==========     ==========

Supplemental    Net assets, end of period (in thousands)                                          $  229,601     $  217,341
Data:                                                                                             ==========     ==========
                Portfolio turnover                                                                    24.49%         77.65%
                                                                                                  ==========     ==========



                                                                                                 Class D
The following per share data and ratios
have been derived from information                                                               For the
provided in the financial statements.                                                           Year Ended
                                                                                               December 31,
Increase (Decrease) in Net Asset Value:                                      2001         2000         1999          1998
Per Share       Net asset value, beginning of period                      $    12.96   $    14.67   $    13.65   $    12.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:    Investment income--net++++                                       .03          .02          .03          .16
                Realized and unrealized gain (loss)on investments
                and foreign currency transactions--net                        (1.81)          .01         1.33         2.98
                                                                          ----------   ----------   ----------   ----------
                Total from investment operations                              (1.78)          .03         1.36         3.14
                                                                          ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                                         --           --        (.04)        (.12)
                   In excess of investment income--net                            --        (.32)           --        (.19)
                   Realized gain on investments--net                           (.35)       (1.42)        (.30)       (1.18)
                                                                          ----------   ----------   ----------   ----------
                Total dividends and distributions                              (.35)       (1.74)        (.34)       (1.49)
                                                                          ----------   ----------   ----------   ----------
                Net asset value, end of period                            $    10.83   $    12.96   $    14.67   $    13.65
                                                                          ==========   ==========   ==========   ==========

Total           Based on net asset value per share                          (13.92%)         .39%       10.23%       26.72%
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                                       1.20%        1.16%        1.16%        1.15%
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                                          .26%         .17%         .25%        1.19%
                                                                          ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                  $  301,579   $  398,260   $  418,499   $  427,113
Data:                                                                     ==========   ==========   ==========   ==========
                Portfolio turnover                                            37.06%       52.81%       70.93%       44.94%
                                                                          ==========   ==========   ==========   ==========


                                                                                                            Class D

The following per share data and ratios                                                             For the         For the
have been derived from information                                                                   Period           Year
provided in the financial statements.                                                             Nov. 1, 1997       Ended
                                                                                                  to Dec. 31,       Oct. 31,
Increase (Decrease) in Net Asset Value:                                                               1997           1997++
Per Share       Net asset value, beginning of period                                              $    11.80     $    10.00
Operating                                                                                         ----------     ----------
Performance:    Investment income--net++++                                                               .01            .18
                Realized and unrealized gain (loss)on investments and foreign
                currency transactions--net                                                               .72           1.67
                                                                                                  ----------     ----------
                Total from investment operations                                                         .73           1.85
                                                                                                  ----------     ----------
                Less dividends and distributions:
                   Investment income--net                                                              (.09)          (.05)
                   In excess of investment income--net                                                    --             --
                   Realized gain on investments--net                                                   (.44)             --
                                                                                                  ----------     ----------
                Total dividends and distributions                                                      (.53)          (.05)
                                                                                                  ----------     ----------
                Net asset value, end of period                                                    $    12.00     $    11.80
                                                                                                  ==========     ==========

Total           Based on net asset value per share                                                  6.20%+++         18.56%
Investment                                                                                        ==========     ==========
Return:**

Ratios to       Expenses                                                                              1.21%*          1.22%
Average                                                                                           ==========     ==========
Net Assets:     Investment income--net                                                                 .28%*          1.62%
                                                                                                  ==========     ==========

Supplemental    Net assets, end of period (in thousands)                                          $  258,868     $  237,791
Data:                                                                                             ==========     ==========
                Portfolio turnover                                                                    24.49%         77.65%
                                                                                                  ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $36,423,617 have been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.



Merrill Lynch Global Value Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                           Account            Distribution
                       Maintenance Fee            Fee

Class B                      .25%                 .75%
Class C                      .25%                 .75%
Class D                      .25%                   --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               FAMD          MLPF&S

Class A                       $   194      $   3,551
Class D                       $ 8,854      $ 130,527


For the year ended December 31, 2001, MLPF&S received contingent deferred sales charges of $935,771 and $27,287 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $3,374 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2001, the Fund lent securities with a value of $115,151,151 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $50,147,647 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $150,442,942 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $28,610 in securities lending agent fees.

In addition, MLPF&S received $208,544 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $84,965 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $685,228,218 and $1,099,701,600, respectively.

Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:


                                      Realized         Unrealized
                                    Gains (Losses)   Gains (Losses)
Investments:
  Long-term                      $  (96,000,416)    $    77,649,270
  Options purchased                      631,219                 --
  Options written                      9,869,625                 --
                                 ---------------    ---------------
Total investments                   (85,499,572)         77,649,270
                                 ---------------    ---------------
Currency transactions:
  Forward foreign exchange
    contracts                         37,025,703         21,787,655
  Foreign currency transactions        (601,965)           (48,289)
                                 ---------------    ---------------
Total currency transactions           36,423,738         21,739,366
                                 ---------------    ---------------
Total                            $  (49,075,834)    $    99,388,636
                                 ===============    ===============



Transactions in call options written for the year ended December 31, 2001 were as follows:


                                    Nominal Value
                                      Covered by        Premiums
                                   Written Options       Received
Outstanding call options
written,beginning of year              1,875,000    $     9,689,625
Options expired                      (1,875,000)        (9,689,625)
                                 ---------------    ---------------
Outstanding call options
written, end of year                          --    $            --
                                 ===============    ===============


As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $77,619,165, of which $244,197,013 related to appreciated securities and $166,577,848 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $1,429,482,982.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $416,139,782 and $166,407,613 for the years ended December 31, 2001 and December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            3,438,860    $    42,243,416
Shares issued to shareholders
in reinvestment of distributions         238,599          2,746,276
                                 ---------------    ---------------
Total issued                           3,677,459         44,989,692
Shares redeemed                      (7,858,546)       (89,383,034)
                                 ---------------    ---------------
Net decrease                         (4,181,087)    $  (44,393,342)
                                 ===============    ===============



Class A Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            7,057,454    $   103,389,926
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,000,119         13,072,140
                                 ---------------    ---------------
Total issued                           8,057,573        116,462,066
Shares redeemed                      (6,332,057)       (92,257,748)
                                 ---------------    ---------------
Net increase                           1,725,516    $    24,204,318
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            4,089,421    $    48,257,723
Shares issued to shareholders
in reinvestment of distributions       2,570,526         29,098,352
                                 ---------------    ---------------
Total issued                           6,659,947         77,356,075
Automatic conversion of shares       (5,559,589)       (62,773,029)
Shares redeemed                     (28,268,582)      (320,890,253)
                                 ---------------    ---------------
Net decrease                        (27,168,224)    $ (306,307,207)
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            7,606,233    $   109,108,063
Shares issued to shareholders
in reinvestment of dividends
and distributions                     10,842,638        140,201,570
                                 ---------------    ---------------
Total issued                          18,448,871        249,309,633
Automatic conversion of shares       (2,627,302)       (38,625,484)
Shares redeemed                     (29,237,163)      (418,833,902)
                                 ---------------    ---------------
Net decrease                        (13,415,594)    $ (208,149,753)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,762,644    $    20,769,830
Shares issued to shareholders
in reinvestment of distributions         541,548          6,124,905
                                 ---------------    ---------------
Total issued                           2,304,192         26,894,735
Shares redeemed                      (5,167,462)       (58,684,971)
                                 ---------------    ---------------
Net decrease                         (2,863,270)    $  (31,790,236)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            2,300,477    $    32,994,419
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,139,856         27,632,396
                                 ---------------    ---------------
Total issued                           4,440,333         60,626,815
Shares redeemed                      (4,969,619)       (71,207,623)
                                 ---------------    ---------------
Net decrease                           (529,286)    $  (10,580,808)
                                 ===============    ===============



Class D Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            4,859,138    $    57,533,121
Automatic conversion of shares         5,479,505         62,773,029
Shares issued to shareholders
in reinvestment of distributions         743,270          8,532,736
                                 ---------------    ---------------
Total issued                          11,081,913        128,838,886
Shares redeemed                     (13,965,130)      (162,487,883)
                                 ---------------    ---------------
Net decrease                         (2,883,217)    $  (33,648,997)
                                 ===============    ===============



Merrill Lynch Global Value Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            4,914,994    $    71,769,371
Automatic conversion of shares         2,589,950         38,625,484
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,295,629         42,903,212
                                 ---------------    ---------------
Total issued                          10,800,573        153,298,067
Shares redeemed                      (8,609,852)      (125,179,437)
                                 ---------------    ---------------
Net increase                           2,190,721    $    28,118,630
                                 ===============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:


                                    12/31/2001         12/31/2000
Distributions paid from:
  Ordinary income                             --    $   164,365,170
  Net long-term capital gains    $    56,129,835        108,619,801
                                 ---------------    ---------------
Total taxable distributions      $    56,129,835    $   272,984,971
                                 ===============    ===============


As of December 31, 2001, the components of accumulated earnings
(losses) on a tax basis were as follows:


Undistributed ordinary income--net                  $     7,396,775
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         7,396,775
Capital loss carryforward                             (93,124,524)*
Unrealized gains--net                                  66,209,491**
                                                    ---------------
Total accumulated losses--net                       $  (19,518,258)
                                                    ===============


*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $93,124,524, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts and the deferral of post-October capital losses for tax purposes.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
February 22, 2002



Merrill Lynch Global Value Fund, Inc., December 31, 2001


OFFICERS AND DIRECTORS


                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               Fund in     Director-
                       Position(s)   Length                                                    Complex       ships
                           Held     of Time                                                  Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years      Director     Director
Interested Director

Terry K. Glenn*          President   1999 to  Chairman, Americas Region since 2001, and          196        None
800 Scudders Mill Road   and         present  Executive Vice President since 1983 of Fund
Plainsboro, NJ 08536     Director             Asset Management ("FAM") and Merrill Lynch
Age: 61                                       Investment Managers, L.P. ("MLIM"); President
                                              of Merill Lynch Mutual Funds since 1999;
                                              President of FAM Distributors, Inc. ("FAMD")
                                              since 1986 and Director thereof since 1991;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton Administrator,
                                              L.P. since 1988; Director of Financial Data
                                              Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited.




                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               Fund in     Director-
                       Position(s)   Length                                                    Complex       ships
                           Held     of Time                                                  Overseen by    Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years      Director     Director
Independent Directors

Ronald W. Forbes         Director    1977 to  Professor Emeritus of Finance, School of          57          None
1400 Washington Avenue               present  Business, State University of New York at
Albany, New York 12222                        Albany since 2000; and Professor thereof
Age: 61                                       from 1989 to 2000.


Cynthia A. Montgomery    Director    1995 to  Professor, Harvard Business School since 1989.    57          Unum-
Harvard Business School              present                                                                Provident
Soldiers Field Road                                                                                         Corporation;
Boston, MA 02163                                                                                            Newell
Age: 49                                                                                                     Rubbermaid
                                                                                                            Inc.


Charles C. Reilly        Director    1990 to  Self-employed financial consultant since 1990.    57          None
9 Hampton Harbor Road                present
Hampton Bays, NY 11946
Age: 70







Kevin A. Ryan            Director    1992 to  Founder and currently Director Emeritus of        57          Charter
127 Commonwealth Avenue              present  The Boston University Center for the                          Education
Chestnut Hill, MA 02467                       Advancement of Ethics and Character and                       Partner-
Age: 69                                       Director thereof from 1989 to 1999;                           ship;
                                              Professor from 1982 to 1999 at Boston                         Council
                                              University.                                                   for Ethical
                                                                                                            and
                                                                                                            Spiritual
                                                                                                            Education


Roscoe S. Suddarth       Director    2000 to  Former President, Middle East Institute           57          None
7403 MacKenzie Court                 present  from 1995 to 2001.
Bethesda, MD 20817
Age: 66


Richard R. West          Director    1978 to  Professor of Finance since 1984, and              70          Bowne &
Box 604                              present  currently Dean Emeritus of New York                           Co., Inc.;
Genoa, NV 89411                               University Leonard N. Stern School                            Vornado
Age: 63                                       of Business Administration.                                   Realty
                                                                                                            Trust;
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg        Director    1994 to  Self-employed financial consultant since 1994.    57          None
5 Hardwell Road                      present
Short Hills, NJ 07078-2117
Age: 67


*The Director's term is unlimited.




                        Position(s)     Length
                            Held       of Time
Name, Address & Age      with Fund      Served      Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice           Vice         First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011           President      President    thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,              and            since        Services since 1999; Vice President of FAMD since 1999; Vice
NJ 08543-9011           Treasurer      1993 and     President of FAM and MLIM from 1990 to 1997; Director of Taxation of
Age: 41                                Treasurer    MLIM since 1990.
                                       since 1999


Robert C. Doll, Jr.     Senior         2000 to      President of FAM and MLIM since 2001; Co-Head (America's Region)
P.O. Box 9011           Vice           present      of FAM and MLIM from 2000 to 2002; Director of Princeton Services
Princeton,              President                   since 1999; Chief Investment Officer of Oppenheimer Funds, Inc.
NJ 08543-9011                                       in 1999 and Executive Vice President thereof from 1991 to 1999.
Age: 47


Stephen I. Silverman    Senior         1996 to      First Vice President of the Manager since 1997; Vice President
P.O. Box 9011           Vice           present      of the Manager from 1983 to 1997; Portfolio Manager of the
Princeton,              President                   Manager since 1983.
NJ 08543-9011           and
Age: 50                 Portfolio
                        Manager


Lori A. Martin          Secretary      2000 to      Director, Legal Advisory of the Manager since 2000 and Vice
P.O. Box 9011                          present      President of the Manager since 1998; Attorney in private practice
Princeton, NJ 08543-9011                            from 1989 to 1998.
Age: 38



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863